UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 4, 2006
Boykin Lodging Company
(Exact Name of Registrant as Specified in its Charter)

Ohio (State or Other Jurisdiction of Incorporation)	001-11975 (Commission File Number)	34-1824586 (IRS Employer Identification Number)

Guildhall Building, Suite 1500, 45 W. Prospect Avenue, Cleveland, Ohio (Address of Principal Executive Offices)	44115 (Zip Code)
(216) 430-1200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8	OTHER EVENTS

ITEM 8.01	OTHER EVENTS

On August 4, 2006, Boykin Lodging Company (the “Company”) issued a press release announcing the date of the Special Meeting of Shareholders to approve and adopt an Agreement and Plan of Merger, dated as of May 19, 2006, among Braveheart Investors LP, Braveheart II Realty (Ohio) Corp., Braveheart II Properties Holding LLC, Braveheart II Properties Company LLC, the Company and Boykin Hotel Properties, L.P. The meeting will take place on Tuesday, September 12, 2006 at 10:00 a.m. local time at the Cleveland Airport Marriott, 4277 West 150th Street, Cleveland, Ohio 44135. Holders of record of the Company’s common shares as of the close of business on August 4, 2006 will be entitled to vote at the meeting and will receive the Company’s definitive proxy statement related to the Special Meeting via mail. The press release is furnished as Exhibit 99.1 hereto.
CAUTIONARY STATEMENTS
     This report is being made in respect of a proposed merger transaction involving the Company and affiliates of Westmont Hospitality Group and Cadim, Inc., a wholly-owned subsidiary of Caisse de dépôt et placement du Québec. In connection with the transaction, the Company will file with the SEC a definitive proxy statement on Schedule 14A concerning the proposed transaction. Before making any voting or investment decision, shareholders are urged to read the definitive proxy statement carefully and in its entirety when it becomes available because it will contain important information about the proposed transaction.
     The definitive proxy statement will be mailed to the Company’s shareholders. In addition, the definitive proxy statement and other documents will be available free of charge at the SEC’s Internet Web site, www.sec.gov. The definitive proxy statement and other pertinent documents also may be obtained for free at the Company’s web site, www.boykinlodging.com.
     The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the merger involving the Company. Information regarding the Company’s executive officers and directors, including their direct or indirect interest, by securities, holdings, or otherwise, is set forth in the Company’s definitive proxy statement filed with the SEC on April 25, 2006 and the Company’s preliminary proxy statements filed with the SEC on June 21, 2006 and July 24, 2006.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITIS

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

99.1 Boykin Lodging Company press release dated August 4, 2006.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOYKIN LODGING COMPANY
By:	/s/ Shereen P. Jones

Shereen P. Jones Executive Vice President, Chief Financial and Investment Officer
Date: August 4, 2006